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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



             Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                February 4, 2004

                            Rand Capital Corporation
             (Exact Name of registrant as specified in its charter)


         New York                   811-1825                   16-0961359
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)


                               2200 Rand Building
                             Buffalo, New York 14203
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (716) 853-0802



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Item 7:    Financial Statements and Exhibits

           (a)  Not Applicable

           (b)  Not Applicable

           (c) Exhibits


           Exhibit No.                            Description
           -----------                            -----------

           99.1                        Press release dated February 4, 2004


Item 9:    Regulation FD Disclosure

           In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

           On February 4, 2004, Rand Capital Corporation issued a press release announcing its net asset value for the quarter ended December 31, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 4, 2004              Rand Capital Corporation


                                       By: /s/ Daniel P. Penberthy
                                           -------------------------------------
                                             Daniel P. Penberthy
                                             Executive Vice President/Chief
                                             Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

   99.1                Press release dated February 4, 2004